EXHIBIT 10.33
Execution Version
FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 13, 2019 (the “First Amendment Effective Date”) and is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (the “Lenders”) which Lenders constitutes the Required Lenders under the Credit Agreement, Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent” and, together with the Administrative Agent, the “Agents”), and, on the other hand, Hunt Companies Finance Trust, Inc. a Maryland corporation (“Borrower”), and is made with reference to that certain Credit and Guaranty Agreement, dated January 15, 2019 (the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders and the other persons party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment (the “Amended Agreement”).
RECITALS
WHEREAS, Lenders, as Required Lenders under the Credit Agreement, and Borrower desire to add certain representations, warranties and covenants of the Borrower and further, to amend the form of certain opinions attached to the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendment and to proceed with funding the Initial Term Loan on the date hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
A.The following definitions are hereby added to Section 1.1 of the Credit Agreement in their appropriate place in alphabetical order:
““First Amendment Effective Date” shall mean February 13, 2019.
“IRS” shall mean the Internal Revenue Service.

“IRS Tax Agreement” shall mean either (i) a Pre-Filing Agreement within the meaning of Revenue Procedure 2016-30 between the Borrower and the IRS with respect to the REIT Gross Income Test for the 2018 taxable year or (ii) a Closing Agreement within the meaning of Section 7121 of the Code between the Borrower and the IRS with respect to the REIT Gross Income Test for the 2018 taxable year.
“REIT Gross Income Test” shall mean the 75% gross income test that applies to a REIT pursuant to Section 856(c)(3) of the Code.
“REIT Tax Opinions” shall mean written opinions in the form attached hereto as Exhibit A of Dentons US LLP (or other nationally recognized tax counsel to Borrower).
“Tax Backup Certification” shall mean the tax backup certificate delivered by the Borrower to Dentons US LLP as of the First Amendment Effective Date.
B.The following representations, warranties, covenants and certifications are hereby added at the end of Section 4.20 of the Credit Agreement:
“The Borrower hereby makes, as of the First Amendment Effective Date, each of the representations, warranties, covenants and certifications made by it in the Tax Backup Certification as if such representations, warranties, covenants and certifications were made in this Agreement.”
C.The following covenants are hereby added at the end of Section 5.14 of the Credit Agreement:
“The Borrower shall file with the IRS any schedules required and take any other action necessary to avail itself of the “savings clause” provided in Section 856(c)(6) of the Code with respect to the REIT Gross Income Test for its 2018 taxable year no later than the due date thereof (with extensions) and shall pay any taxes and penalties in connection with any failure to satisfy the REIT Gross Income Test, calculated in accordance with Section 857(b)(5) the Code and any related interest, in order to retain its REIT status. Until such filing (and accompanying payment) has been sent to the IRS, the Borrower shall set aside on its books and maintain adequate reserves reasonably satisfactory to Lenders as security for the satisfaction of such tax liability. Further, the Borrower shall request for and use best efforts to enter into an IRS Tax Agreement with the IRS to the effect that the Borrower will be treated as having satisfied the REIT Gross Income Test for its 2018 taxable year based on Section 856(c)(6) of the Code. Upon receipt of an IRS Tax Agreement, the Borrower shall promptly deliver to the Lenders and the Agents written REIT Tax Opinions addressed to the Lenders and the Agents. In addition, until such time that REIT Tax Opinions have been delivered to Lenders, the Borrower shall, within five (5) Business Days of receipt of (or the sending of) any written document or correspondence from or to the IRS in connection with the Borrower’s 2018 tax year (including any audit requests), promptly notify the Lenders and the Agents of the information included in any such written communication received or sent by the Borrower.”
D.The following Section 7.4 is hereby added to the Credit Agreement:

“7.4    Borrower Covenants in the Event of Default Due to REIT Status. If an Event of Default has occurred and is continuing as a result of a breach by the Borrower of its representations, warranties or covenants set forth in Section 4.20 or Section 5.14, the Borrower shall, at the request of the Lenders (or the Agents on behalf of the Lenders), use reasonable best efforts to seek bidders who are willing to have their identity disclosed to the Lenders for the sale of the Collateral and shall promptly provide all material information regarding any such bidders and their respective bids to the Lenders and the Agents and further, if any such bid is approved by the Lenders, Borrower shall use commercially reasonable efforts to cooperate with the Lenders and Agents to facilitate and/or consummate any such sale of the Collateral. Further, in addition to the foregoing, the Borrower shall use reasonable best efforts to take all actions necessary and consistent with this Agreement to preserve the value of the Collateral (including the underlying Securitization Transactions) for the benefit of the Lenders. Any such sale shall be consummated in accordance with applicable law.”
E.The Borrower, the Lenders, the Administrative Agent and the Collateral Agent agree that on the First Amendment Effective Date, the Credit Agreement shall be amended by deleting the written opinions of Dentons US LLP set forth in Exhibit 3.1(e) and replacing it with the forms attached hereto as Exhibit B.
F.Except as expressly set forth in this Amendment, the Exhibits and Schedules to the Credit Agreement shall be the Exhibits and Schedules to the Credit Agreement, as amended hereby, and on and after the date hereof, unless otherwise specified, any reference to “Credit Agreement” in the Exhibits and/or Schedules included in the Credit Agreement shall be a reference to the Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.
SECTION II. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.Executed Counterparts. The Agents shall have received this Amendment, duly executed and delivered by each party thereto;

B.Fees and Expenses. The Borrower shall have paid all fees incurred in connection with the transactions evidenced by this Amendment on the First Amendment Effective Date and all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which the Borrower received an invoice at least one (1) Business Day prior to the First Amendment Effective Date;

C.Representations and Warranties. The representations and warranties of the Borrower contained in this Amendment and the other Loan Documents shall be true and correct on the First Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the First Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date);

D.No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the First Amendment Effective Date or the consummation of the other transactions contemplated by this Amendment; and

E.Opinions.    The Lenders shall have received copies of the opinion letters delivered to the Lenders (as defined in the Credit Agreement) on the Closing Date. Further, the Lenders shall have received (i) an opinion of counsel to the Borrowers and Guarantors, dated as of the date of this Amendment, relating to corporate matters, enforceability with respect to this Amendment and security interest matters and (ii) an opinion of Maryland counsel to the Borrower, dated as of the date of this Amendment, relating to corporate matters, each in form and substance satisfactory to the Lenders.
SECTION III. REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that all of the representations and warranties of the Borrowers set forth in each of the Amended Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent such representation or warranty is limited by materiality except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) as of the First Amendment Effective Date (except to the extent that such representations and warranties solely relate to an earlier date).
SECTION IV. MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
(ii)Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent,

the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.
B.    Reaffirmation.
(i)The Borrower hereby (a) agrees that, notwithstanding the occurrence of the First Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement, the Borrower DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents. In furtherance of the foregoing, the Borrower does hereby grant to the Collateral Agent a security interest in all collateral described in the Amended Agreement and any other Loan Document as security for the Obligations, as amended, restated, increased and/or extended pursuant to this Amendment.
(ii)The Guarantors hereby (a) agree that, notwithstanding the occurrence of the First Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement, the Mezz DACAs continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents. In furtherance of the foregoing, each Guarantor does hereby grant to the Collateral Agent a security interest in all collateral described in the Amended Agreement and any other Loan Document as security for the Obligations, as amended, restated, increased and/or extended pursuant to this Amendment.

C.Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
D.GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
E.JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS

SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 OF THE INDENTURE.
F.WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.
G.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

H.Counterparts; Electronic Execution.
(i)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.
(ii)The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HUNT COMPANIES FINANCE TRUST, INC.,
a Maryland corporation, as Borrower
By: /s/ Michael Larsen
Name: Michael Larsen
Title: President
FIVE OAKS ACQUISITION CORP.,
a Delaware corporation, as Guarantor
By: /s/ Michael Larsen
Name: Michael Larsen
Title: President
HUNT CMT EQUITY, LLC,
a Delaware limited liability company, as Guarantor
By: /s/ Michael Larsen
Name: Michael Larsen
Title: President

HCFT - Signature Page to First Amendment to Credit and Guaranty Agreement

CORTLAND CAPITAL MARKET SERVICES
LLC,
as Administrative Agent and Collateral Agent,
By: /s/ Emily Ergang Pappas
Name: Emily Ergang Pappas
Title: Associate Counsel

HCFT - Signature Page to First Amendment to Credit and Guaranty Agreement

LENDERS:
JPMORGAN GLOBAL BOND OPPORTUNITIES FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor
By: /s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

JPMORGAN INCOME FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor
By: /s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

JPMORGAN CORE PLUS BOND FUND
By: J.P. Morgan Investment Management Inc., its Investment Advisor
By: /s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.
By: J.P. Morgan Investment Management Inc., its Investment Advisor
By: /s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

HCFT - Signature Page to First Amendment to Credit and Guaranty Agreement